Exhibit 10.3

联掌门户网络科技有限公司

业务合作协议

Business Cooperation Agreement

甲方：福建很多卡网络科技有限公司

Party A: Fujian Henduoka Network Technology Co.,Ltd

统一社会信用代码：***

USCI: ***

法定代表人：张宏伟

Legal representative: Hongwei Zhang

住所：福建省福州市晋安区南平东路98号稻田创业小镇A6号守望楼6416-1

LegalDomicile: Shouwang Building 6416-1, Qitian Chuangye Town A6, , No.98 Nanping East Road, Jin'an District, Fuzhou City, Fujian Province

乙方：联掌门户网络科技有限公司

Party B: Lianzhang Portal Network Technology Co.,Ltd

统一社会信用代码：***

USCI: ***

法定代表人：张安东

Legal representative: Andong Zhang

住所：无锡市新吴区金城东路333-1-1212

Legal Domicile: 333-1212 Jincheng East Road, Xinwu District, Wuxi City

鉴于：

Whereas:

甲方为在中国境内依法设立并有效存续的有限责任公司，主营业务为社区管理提供SAAS软件服务等；

1.	Party A is established as a limited liability company that is existing within the territory of China according to the Chinese law, and its main business is to provide SAAS software services for community management;

乙方为在中国境内依法设立并有效存续的有限责任公司，有社区门禁设备资源，在中国境内拥有良好的小区物业合作关系。

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2.	Party B is established as a limited liability company that is existing within the territory of China according to the Chinese law, which has community access control equipment resources, and has a good cooperative relationship with residential property management companies within the territory of China.

发挥甲、乙双方各自的专业及资源优势，在《中华人民共和国民法典》的规定基础上，经甲、乙双方以平等自愿、互惠互利、诚实守信、共同发展等原则进行协商，现双方就相关合作事宜达成如下约定，以资共同遵守。

On the basis of the provisions of the Civil Code of the People's Republic of China and through consultation between Party A and Party B on the principles of equality, voluntariness, mutual benefit, honesty, trustworthiness, and common development, both parties have reached the following agreement on relevant cooperation matters for both parties to comply.

合作期限

1.	Term of the agreement

本协议项下的合作期限自 2023 年 1 月 1 日（“合作起始日”）起至 2025 年 12 月 31 日（“合作期限届满日”）止。本协议于合作期限届满日自动终止，如至合作期限届满日双方权利义务未履行完毕的，协议期限顺延至双方履行完毕。

1.1	The term of cooperation under this Agreement shall commence on January 1st, 2023 ("Commencement Date of Cooperation") and end on December 31st, 2025 ("Expiration Date of Cooperation "). This agreement shall be automatically terminated on the expiration date of the cooperation period. If the rights and obligations of both parties have not been fulfilled by the expiration date of the cooperation, the agreement term shall be extended to the completion of the performance by both parties.

合作期限届满日前一个月，双方可协商续签事宜。

1.2	One month before the expiration of cooperation, both parties may negotiate a renewal for this agreement.

合作事项

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2.	Cooperation matters

2.1.1	甲方为智能门禁物联SAAS软件的运营商，现受乙方委托，为乙方合作的社区物业提供SAAS软件对接使用服务。

2. 1. 1	Party A is the operator of the SAAS software of the Internet of Things for intelligent access control, and is hereby entrusted by Party B to provide SAAS software services for residential properties that are currently cooperating with Party B.

2.1.2	社区门禁管理SAAS软件在各个社区的具体使用名称由乙方会同社区物业确定。社区的基础数据由社区所有，乙方无权使用社区家庭基础数据。

2. 1. 2	The specific names of the residential access control management SAAS software in each community shall be determined by Party B in consultation with the residential property manager. The raw data of the community is owned by the community, and Party B has no right to use the raw data of the community.

2.1.3	乙方与社区物业签署协议后，将委托甲方为社区物业提供SAAS软件使用服务及后台管理系统，保证所提供的服务系统功能完好，甲方对SAAS软件的使用须给与相应的操作指导。

2. 1. 3	After signing an agreement with the residential property management company, Party B shall entrust Party A to provide SAAS software services and management systems for the property, so as to ensure that the functions of the software service system provided are functioning properly, and Party A shall provide operational guidance to the use of the SAAS software provided.

2.1.4	乙方为社区物业提供门禁硬件设备，甲方为该社区物业提供软件及后台管理系统。

2. 1. 4	Party B shall provide access control hardware equipment for the residential property, and Party A shall provide software and management system for the residential property.

费用的结算

3.	Settlement of expenses

甲方为乙方合作的社区物业所提供的SAAS软件应用服务，该部分费用由乙方按季度支付给甲方，每季度的服务费用的核算依据为：有效使用软件的社区数量*100元；乙方向社区收取的费用与甲方无关。

3.1.1	For the SAAS software application service provided by Party A for the residential properties that cooperate with Party B, Party B shall pay fees to Party A on a quarterly basis for its use of the SAAS software service. The quarterly service fee is calculated as: the number of residential properties effectively using the software * 100 yuan. The fees charged by Party B to the residential properties have nothing to do with Party A.

乙方应自合作起始日起，于每季度5号前核算上一次季度实际费用后向甲方支付，甲方应根据乙方的要求就收到的款项向乙方开具符合法律法规要求的发票。

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3.1.2	From the Commencement Date of Cooperation, Party B shall pay to Party A after calculating the actual expenses of the previous quarter before the 5th day of each quarter, and Party A shall issue invoices to Party B for the funds received in accordance with the requirements of laws and regulations.

3.1.3	如上述对账、划款日期为中国境内法定节假日的，则相应对账、划款日期将顺延至法定节假日后的首个工作日。

3. 1. 3	If the above-mentioned date of reconciliation and transfer is a statutory holiday within the territory of China, the corresponding date of reconciliation and transfer shall be postponed to the first working day after the statutory holiday.

3.1.4	甲方指定账户信息为：

3.1.4	The account information of Party A is:

开户行：***

Bank: ***

户名：福建很多卡网络科技有限公司

Account name: Fujian Henduoka Network Technology Co., Ltd

账号：***

Account No: ***

陈述与保证

4.	REPRESENTATIONS AND WARRANTIES

合作双方均是根据中国法律合法设立并有效存续的企业，根据其成立文件和所适用的法律，其享有一切必要的权力与权限签署、递交和履行本协议。

4.1	Both parties are legally established and validly existing enterprises in accordance with the laws of China, and have all necessary power and authority to sign, submit and perform this Agreement in accordance with their establishment documents and applicable laws.

合作双方均具有法律规定的履行本协议项下合作事项的必备运营资质，且已就本协议项下合作内容的实施履行了法律规定的必要备案、登记、审核手续。

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4.2	Both parties have the necessary operational qualifications for performing the cooperation matters under this Agreement as prescribed by law, and have performed the necessary filing, registration and examination procedures as required by law for the implementation of the cooperation under this Agreement.

本协议一经双方或其授权代表正式签署即构成对其有效、有约束力并可强制执行的法律文件。

4.3	Once this Agreement is signed by both parties or their authorized representatives, it shall constitute a valid, binding, and enforceable legal document for both parties.

保密

5.	Confidentiality

甲乙双方在洽谈、签署和履行本协议中所接触的对方的经营信息、知识产权、消费者隐私信息或其他任何信息、资料均负有保密义务，未经对方事先书面许可任何一方不得泄露给任何第三方或在本协议之外使用。

5.1	Party A and Party B shall have the obligation to keep confidential the business information, intellectual property rights, consumer privacy information or any other information and materials of the other party that they contact in the negotiation, signing and performance of this Agreement, and neither party shall disclose confidential information to any third party or use them outside of this Agreement without the prior written permission of the other party.

乙方为甲方提供本协议项下服务，获得甲方相关业务信息均应予以严格保密，不得擅自泄露给任何与提供本协议项下服务无关的第三方，也不得利用其获悉的信息实施侵害甲方合法权益的行为。

5.2	Party B shall strictly keep confidential the relevant business information obtained from Party A when providing services under this Agreement to Party A, and shall not disclose it to any third party unrelated to the provision of services under this Agreement without authorization, nor shall it use the information it has obtained to infringe upon the legitimate rights and interests of Party A.

保密义务在协议有效期间及终止后始终有效，不因本协议整体或部分无效、被撤销而失效。

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5.3	The obligation of confidentiality shall remain valid during the validity period of the agreement and after its termination, and shall not be invalidated by the invalidity or revocation of this agreement in whole or in part.

禁止贿赂条款

6.	Anti-Bribery Clause

乙方承诺不向甲方或其关联公司的工作人员赠送现金、有价券/卡、物品等，也不采用帐外暗中给予个人回扣或以其它任何方式给予甲方或其关联公司的工作人员好处或利益以及相关承诺，且发现甲方或其关联公司的工作人员有索贿、受贿线索等行为时，即时向甲方举报。

Party B promises not to give cash, coupons/cards, items, etc. to the staff of Party A or its affiliated companies, nor to give personal rebates secretly off the book or give benefits or interests to the staff of Party A or its affiliated companies in any way, and immediately reports to Party A when Party A or its affiliated company's staff members have accepted bribes.

违约责任

7.	Liability for breach of contract

本协议项下任一方违背约定给对方造成损失的，违约方均应全额赔偿守约方所遭受的损失。

8.1	If either party breaches this agreement and causes losses to the other party, the breaching party shall compensate the other party for the losses in full.

本协议所述之损失包括但不限于实际损失、滞纳金、罚款为解决争议而支付的公证费、律师代理费、诉讼费、财产保全费、鉴定费、差旅费等。本协议所述违约金及损失金额，守约方有权从应付给违约方的款项中直接扣除。

8.2	The losses specified in this Agreement include but are not limited to actual losses, late fees, fines, notarization fees paid to settle disputes, attorney fees, litigation fees, property freeze fees, appraisal fees, travel expenses, etc. The obeying party shall have the right to directly deduct the amount of damages and losses specified in this Agreement from the amount payable to the defaulting party.

本协议项下的付款义务人未依约向收款方支付款项的，每延期一日，均应以未付款项为基数，以日万分之五为费率向收款方支付滞纳金，直至应付款项支付完毕之日止。

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8.3	If the payer under this Agreement fails to pay the payee in accordance with this agreement, the payer shall pay a late fee to the payee on the basis of the unpaid amount and at the rate of 0.05% per day for each day of delay until the date of payment obligation is fulfilled.

争议解决

8.	Dispute Resolution

本协议的签订、解释、执行及争议解决方式等，均适用中华人民共和国（不含港、澳、台地区）法律。

9.1	The signing, interpretation, implementation and dispute settlement of this Agreement shall be governed by the laws of the People's Republic of China (excluding Hong Kong, Macao and Taiwan).

因本协议的签订、解释、执行等发生的任何争议或纠纷，双方应友好协商解决；如协商无法解决，任何一方均可向本协议签订地（厦门市思明区）有管辖权的人民法院提起诉讼。

9.2	Any dispute or dispute arising from the signing, interpretation and implementation of this Agreement shall be settled by both parties through friendly consultation; If no settlement can be reached through consultation, either party may bring a lawsuit to the people's court within jurisdiction of Xiamen city Siming district where this agreement is signed.

送达条款

9.	Service Clause

甲乙双方在本协议列明之地址及联系方式视为双方的法定送达地址及联系方式，在履行本协议过程中双方往来之任何函件按照上述地址和联系方式一经签收即视为送达。如任一方地址或联系方式发生变化应提前十日书面通知对方。因地址或联系方式错误导致往来之任何函件等无法送达并签署，其法律责任由提供错误信息或未及时变更信息的一方承担。

10.1	The address and contact information specified by both parties in this Agreement shall be deemed as the legal address and contact information of both parties, and any correspondence between both parties in the course of performing this Agreement shall be deemed to have been served upon signature and receipt of the above-mentioned address and contact information. If the address or contact information of either party changes, it shall notify the other party in writing ten days in advance. If any correspondence cannot be delivered and signed due to wrong address or contact information, the legal liability shall be borne by the party who provides wrong information or fails to change the information in time.

本协议项下的书面告知包括邮寄纸质文件、发送电子邮件等，但不包含微信、QQ聊天等方式。

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10.2	Written notification under this agreement includes mailing paper documents and sending e-mails, but does not include WeChat, QQ chat and other means.

其他条款

10.	Other provisions

如有未尽事宜，双方应另行签订书面补充协议，任何形式的口头协议均属无效。

11.1	If there are matters not covered, both parties shall sign a separate written supplementary agreement, and any form of oral agreement shall be invalid.

本协议附件及补充协议是本协议不可分割的组成部分，与本协议正文具有同等法律效力。

11.2	The annexes and supplementary agreements to this Agreement are integral parts of this Agreement and have the same legal effect as this Agreement.

本协议自甲乙双方签字盖章之日起生效。

11.3	This agreement shall come into force as of the date of signature and seal by both parties.

本协议一式贰份，由甲乙双方各执壹份，具有同等法律效力。

11.4	This agreement is made into two copies, one for each party, and has the same legal effect.

（以下无正文）

(No text below)

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（本页为《业务合作协议》签署页，无正文）

(This page is the signature page of the Business Cooperation Agreement, without text)

甲方：福建很多卡网络科技有限公司（盖章）

Party A: Fujian Henduoka Network Technology Co., Ltd. (seal)

法定代表人/授权代表

Legal representative/authorized representative

/s/ Hongwei Zhang

乙方：联掌门户网络科技有限公司（盖章）

Party B: Lianzhang Portal Network Technology Co., Ltd. (seal)

法定代表人/授权代表

Legal representative/authorized representative

/s/ Andong Zhang

协议签署日期：

Date of signing the agreement: January 1, 2023

协议签订地点：厦门市思明区

Place of signing the agreement: Siming District, Xiamen City

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